                                                                   EXHIBIT 32.01

                            CERTIFICATION PURSUANT TO
                            #18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of LecTec Corporation (the "Company") on Form 10-QSB for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Alan C. Hymes, M.D., Chief Executive Officer of the Company, certify, pursuant to #18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ Alan C. Hymes, M.D.
                                     -------------------------------------------
                                     Alan C. Hymes, M.D.
                                     Chief Executive Officer
                                     (principal executive and financial officer)
                                     August 15, 2005